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                                                         EXHIBIT 23.2


                 CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Crestar Financial Corporation:


We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 1993 annual report on Form 10-K of Crestar Financial Corporation. Our report refers to changes in accounting for postretirement benefits other than pensions and accounting for income taxes.


                                        s/ KPMG Peat Marwick

Richmond, Virginia
July 11, 1994